Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement of Groupe Danone on Form S-8 (N° 333-100334) of our report dated March 27, 2007, relating to the Consolidated Financial Statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in Groupe Danone’s Annual Report on Form 20-F for the year ended December 31, 2006.

Neuilly-sur-Seine, France

April 2, 2007

PricewaterhouseCoopers Audit